FORM OF SUPPLEMEMENT
TO
PERFORMANCE STOCK UNIT AWARD AGREEMENT
PURSUANT TO THE
SHAKE SHACK INC.
2015 INCENTIVE AWARD PLAN

Name of Participant: ________________________________

Effective Date of Award: __________________ (the “Award Date”)

Number of Performance Stock Units: __________________

Dear Participant:

This letter constitutes an “Award Supplement” referred to in that certain Performance Stock Unit Award Agreement, dated as of April 26, 2016 (the “Performance Stock Unit Award Agreement”), between Shake Shack Inc. and you. You are hereby notified that the Company has awarded to you the Performance Stock Units indicated above (the “Performance Stock Units”). The Performance Stock Unit is awarded to you pursuant to and subject to the terms and conditions of (1) the Shake Shack Inc. 2015 Incentive Plan (the “Plan”), (2) the Performance Stock Unit Award Agreement and (3) this Award Supplement. Capitalized terms in this Award Supplement that are not defined shall have the meaning set forth in the Plan.

The Performance Stock Units will issue into Restricted Stock Units based on the achievement of specified Performance Goals indicated below based on certain Performance Criteria indicated below during the performance period measured from ____________________ through ____________________ (the “Performance Period”) and in accordance with the terms of the Plan.

The percentage of Participant’s Units that will become Issued Restricted Stock Units on the RSU Issuance Date will be determined based upon the Company’s achievement of specified targets for certain Performance Criteria (such performance targets, the “Performance Goals”), provided, that, except as provided in the Performance Stock Unit Award Agreement, Participant has not had a Termination of Service for any reason at any time prior to or on the last day of the Performance Period. The number of Participant’s Units eligible to become Issued Restricted Stock Units based upon the Company’s achievement of each of the Performance Goals indicated below will be based on the weight assigned to each such Performance Goal as indicated below.
For purposes of the Performance Stock Unit Award Agreement and this Award Supplement, Performance Criteria are defined as follows:
[________________________]

As soon as reasonably practicable following the completion of the Performance Period, the Committee shall determine and certify the extent to which the Performance Goals have been achieved, and, based on such determination and certification, shall determine the number of Units that will become Issued Restricted Stock Units in accordance with the issuance chart below. Based on the issuance chart below, the percentage of target of each of the Performance Goals, as applicable, achieved by the Company during the Performance Period will determine the percentage of Participant’s Units that will become Issued Restricted Stock Units in accordance with Section 3(a) of the Performance Stock Unit Award Agreement. For the avoidance of doubt, a rating in between any percentage of target for each of the Performance Goals set forth below will result in a proportionate number of Units granted to the Participant with respect to such Performance Goal(s) becoming Issued Restricted Stock Units on the RSU Issuance Date.

[Performance Criteria 1] (_____% weight)		[Performance Criteria 2] (_____% weight)
As % of Target	# of RSUs	As % of Target	# of RSUs
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%
_____%	_____%	_____%	_____%

The Issued Restricted Stock Units shall vest over a three (3)-year period on the earliest of the following dates occurring on or after the RSU Issuance Date (each, a “Vesting Date”): (i) Participant’s death; (ii) Participant’s Disability; or (iii) as follows, provided, that Participant has not had a Termination of Service at any time prior to the applicable Vesting Date, and provided further, that the following schedule shall be subject to any additional vesting rights granted to Participant by the Company pursuant to an employment letter or agreement or other contractual arrangement between the Company and Participant:

Vesting Date
[Month] [Day], [Year]	[# OF RSUs VESTING] (first anniversary of the Award Date)
[Month] [Day], [Year]	[# OF RSUs VESTING] (second anniversary of the Award Date)
[Month] [Day], [Year]	[# OF RSUs VESTING] (third anniversary of the Award Date)

By Participant’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement, this Award Supplement and all applicable laws and regulations. This Award Supplement may be electronically accepted by Participant.

SHAKE SHACK INC.
By:
Randy Garutti
Chief Executive Officer

PARTICIPANT
By:
Name: